UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2011

Immediatek, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8600 Freeport Parkway, Suite 220 Irving, Texas	75063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 661-6565

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2011, Immediatek, Inc., or the Company, entered into a Management Services Agreement with Radical Ventures LLC, an affiliate of Radical Holdings LP or Holdings. Pursuant to this Management Services Agreement, personnel of Radical Ventures LLC will provide certain management services to us, including, among others, legal, financial, marketing and technology. These services will be provided to us at a cost of $3,500 per month; however, we will not be required to pay these fees or reimburse expenses and, accordingly, will account for these costs of services and expenses as deemed contributions to us. This agreement will continue until the date on which Holdings, it successors or their respective affiliates cease to beneficially own, directly or indirectly, at least 20% of our then outstanding voting power.

This agreement may be terminated upon 30 days’ written notice by Radical Ventures LLC for any reason or by us for gross negligence. We also agreed to indemnify and hold harmless Radical Ventures LLC for its performance of these services, except for gross negligence and willful misconduct. Further, we limited Radical Ventures LLC’s maximum aggregate liability for damages under this agreement to the amounts deemed contributed to us by virtue of this agreement during the twelve months prior to that cause of action. A copy of the Management Services Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Holdings and its affiliates are the majority stockholders of the Company. Radical Management LLC, a Texas limited liability company, is the sole general partner of Holdings. Mark Cuban is the President of Radical Management LLC. Mark Cuban, indirectly, wholly owns Holdings and Radical Management LLC.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit
Number	Description of Exhibit
10.1	Management Services Agreement, dated March 17, 2011, between Immediatek, Inc. and Radical Ventures LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc.,
a Nevada corporation

Date:	March 17, 2011	By:	/s/ Timothy Rice

		Name: Title:	Timothy Rice President

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
10.1	Management Services Agreement, dated March 17, 2011, between Immediatek, Inc. and Radical Ventures LLC.